UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 31, 2006
                        (DATE OF EARLIEST EVENT REPORTED)


                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            FLORIDA                       0-2500111              65-0248866
----------------------------        ----------------       --------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)


       3661 WEST OAKLAND PARK BLVD., SUITE 300
                LAUDERDALE LAKES, FL                               33311
----------------------------------------------------       ---------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 581-9993

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

|_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

|_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))


|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4( C) UNDER THE EXCHANGE ACT (17 CFT 240.13E-4( C))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Separation and Release Agreement

On January 31, 2006, Mr. Kent M. Linder, the Chief Operating Officer of 21st Century Holding Company (the "Company"), and the Company entered into a
Separation and Release Agreement (the "Agreement") under which Mr. Linder resigned from his position as Chief Operating Officer effective as of January 31, 2006, and from all other officer and director positions with the Company and its subsidiaries. Set forth below is a description of the material terms of the Agreement.

Severence Payment. Mr. Linder will receive a severance payment of Thirty-Six Thousand Four Hundred Dollars ($36,400.00), in the aggregate, which is comprised of seven salary payments in the amount of $5,200.00 each through April 30, 2005. The payments will be made pursuant to the Company's normal payroll schedule.

In exchange, Mr. Linder has agreed to certain covenants prohibiting competition, solicitation of employees, non-disparagement and has provided the Company with customary releases and acknowledgements.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective as of January 31, 2006, Kent M. Linder resigned as 21st Century Holding Company's (the "Company") Chief Operating Officer. Mr. Linder is resigning for personal reasons and does not have any disagreements with the Company. Mr. Linder and the Company entered into a separation and release agreement.

      The Company has not appointed a replacement Chief Operating Officer at this time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.
            ---------
99.1 Separation and Release Agreement between 21st Century Holding Company and Kent M. Linder

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY HOLDING COMPANY



Date:  January 31, 2006                 By: /s/ JAMES GORDON JENNINGS, III
                                            ----------------------------------
                                        Name:   James Gordon Jennings, III
                                        Title:  Chief Financial Officer
                                               (Principal Accounting and
                                                Financial Officer)

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.       EXHIBIT TITLE
-----------       -------------

      99.1 Separation and Release Agreement between 21st Century Holding Company and Kent M. Linder